COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company's facilities and those of certain subsidiaries are rented under several operating lease agreements for periods ending in 2013 - 2015.

In October, 2011, the Company signed lease agreements for new offices in Hertzliya, (Israel), for a period of two years commencing on October 1, 2011. The monthly lease amount, including management fees of the leased property, is approximately $15.

The Company's subsidiary in the USA leases a facility in Peachtree City, GA. The average monthly fee of the facility is approximately $3. The lease commenced on March 1, 2008 and is scheduled to expire onFebruary 28, 2013.Vuance, Inc. also leases a facility in Oak Creek, Wisconsin. The average monthly lease amount for the facilities is approximately $5. The lease commenced on April 1, 2010 and is scheduled to expire on March 31, 2015.

Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, are as follows:

2012	$280
2013	204
2014	65
2015	16
$565

Rent expenses, net of rent income from subleases, for the years ended December 31, 2011, 2010 and 2009, were approximately $176, $121 and $331, respectively.

b.	Guarantees, indemnity and liens:

1.	The Company issued a Letter of Credit, with a balance of $130 as of December 31, 2010 to a supplier, related to a certain project of the Company with a European country. As a condition of this Letter of Credit, as of December 31, 2010, the Company deposited $130, which is presented as restricted cash deposits. The Letter of Credit expired on December 31, 2010 and the remaining restricted deposit of $130 was released during January 2011.

2.	The Company issued on October 17, 2011 a bank guarantee to the services company of its new offices in Herzliya (see a above), in an amount of up to NIS62,662 ($16 as of December 31, 2011).

3.	Pursuant to the Amendment Agreements with the convertible bonds holders (see also Note 12), in exchange for security in certain assets of the Company, the Company and the investors agreed to waive compliance and amend certain provisions of the Bond.

4.	On April 29, 2012, the Company’s board of directors approved the recording of a floating charge on all of the Company’s assets in favor of the Company’s current and former chairmen of the board of directors, unlimited in amount, in order to secure personal guarantees granted by them in favor of the Company, such as to a bank (see Note 8a) and in order to secure short-term loans that are given by them from time to time to the Company (see Note 14h).

5.	See also Note 1b2.

c.	Litigation:

1.	In April 2004, the Department for Resources Supply of the Ministry of Ukraine (the "Department") filed a claim with the International Commercial Arbitration Court at the Ukrainian Chamber of Commerce and Industry (the “Arbitration Court”) to declare Contract No. 10/82 (the “Contract”), dated April 9, 2002, between the Company and the Ministry of Internal Affairs of the Ukraine (the "Ministry"), as void due to defects in the proceedings by which the Company was awarded the Contract. In July, 2004, the Arbitration Court declared the Contract as void. On April 27, 2005, the Company appealed the decision to the High Commercial Court of the Ukraine. In May 2005, the Department filed a new statement of claim with the Arbitration Court for restitution of $1,048 paid to the Company by the Department under the Contract. On September 27, 2005, the Company received a negative award issued by the Arbitration Court in the second claim (the "Award"). On December 12, 2005, the Company was informed that the Ukrainian Supreme Court had dismissed its appeal regarding the July 2004 decision. On June 29, 2006, the Ukrainian Supreme Court held that the Arbitration Court award was valid and legal under applicable law.

On September 28, 2008, the Department filed a petition (the "Petition") in the Central District Court of Israel (the "Court"), under which the Department requested the approval of the Award as a valid foreign arbitral award under the laws of the State of Israel.

During November 2008, the Company filed with the Court an objection to the Petition and a petition to declare the Award null and void. The Company's objection and petition rely on what the Company believes to be well-based evidence which the Company has against the manner under which the arbitration proceedings were conducted by the Arbitration Court and against their validness and legality. The Company believes that the arbitration proceedings were conducted partially and jeopardized its basic rights. The Company's claims are also corroborated by a contrary legal opinion written in the scope arbitration decision by one of the arbitrators ("Arbitrator").

On February 16, 2009, the Department filed its response to the Company's claims (the "Response"). The Department raised procedural and other claims in its Response, including a monetary claim that the Company filed which is based on the Award and the filing of such claim basically affirms the Company’s acknowledgment that the Award is valid. On March 25, 2009, the Company filed a response to the Department's response and a requisition to order the Arbitrator to testify in the scope of the Petition proceedings.

On June 6, 2009, a preliminary court session was held regarding the Petition. During the session, the Department's counsel claimed that one of the two machines that the Company previously supplied pursuant to the Contract (which machine was priced higher than the amount of the Department's claim) was not supplied to the Department and was transferred by the Company to another Ukrainian governmental authority. It is noted that the Company has documents that evidence that, contrary to the Department's claim, the Company supplied both of the machines directly to the Department.

At a hearing held on September 23, 2009, the Court accepted the Company's application to summon the Arbitrator as a witness. At the hearings which took place on November 29 and November 30, 2010, the Arbitrator testified in Court. In his testimony, the Arbitrator described procedural flaws which occurred, in his view, during the arbitration and also related to threats which were made against him by the Secretary of the Ukrainian Chamber of Commerce and Industry in the course of the arbitration session.

Following the testimony of the Arbitrator, the Department asked the Court to summon the other two Ukrainian arbitrators as witnesses. The Court accepted the request and scheduled hearings for their testimonies in 2011. However, the Department’s witnesses (including the other two Ukrainian arbitrators) did not appear in court at the times scheduled for their testimonies. In light thereof, the court ordered that summations be submitted in writing without having the witnesses of the Department testify.

On December 5, 2011 the Company submitted a summation in writing. However, the Department has not submitted its summation and its counsel even notified the Court that his appointment as the Department’s counsel had been cancelled. In these circumstances the Company filed a petition for judgment due to the absence of summations by the Department. On February 26, 2012, the Court ruled that it accepts the Company’s petition to give judgment due to the lack of summations on behalf of the Department and that the file will be assigned for writing a judgment on the basis of the evidence that had been presented to the Court in the course of the proceeding.

On April 15, 2012, the Court gave its judgment, pursuant to the Court dismissed the Department’s Petition and also declared the Award null and void.

2.	On October 30, 2003, SuperCom Slovakia, a subsidiary (66%) of Vuance Ltd., received an award from the International Arbitral Center of the Austrian Federal Economic Chamber, in a case against the Ministry of Interior of the Slovak Republic (“the Ministry”) relating to the Agreement on Delivery of Technology, Cooperation and Services signed on March 17, 1998. Upon the Arbitral Award, the Ministry of Interior of the Slovak Republic was ordered to pay SuperCom Slovakia the amount of SKK 80,000,000 (approximately $3,438 as of December 31, 2011) plus interest accruing from March 1999. In addition, the Ministry of Interior of the Slovak Republic was ordered to pay the costs of arbitration in the amount of EUR 42,716 (approximately $55 as of December 31, 2011) and SuperCom Slovakia’s legal fees in the amount of EUR 63,611 (approximately $82 as of December 31, 2011). The Company has begun an enforcement proceeding to collect the arbitral awards. The Ministry of Interior of the Slovak Republic filed a claim with the Commercial Court in Vienna, Austria on February 10, 2004, whereby it challenged and requested to set aside the arbitral award. During September 2005, the Commercial Court of Vienna dismissed the claim. On October 21, 2005, the Ministry of the Interior of the Slovak Republic filed an appeal. On August 25, 2006, the Austrian Appellate Court rejected the appeal and ordered the Ministry to reimburse Supercom Slovakia´s costs of the appellate proceeding in the amount of EUR 6,688 within 14 days. On October 3, 2006, the Company was informed that the Ministry had decided not to file an extraordinary appeal to the Austrian Supreme Court’s decision rejecting its appeal. To date, the Company’s efforts to enforce the Commercial Court’s decision have been unsuccessful.

3.	On December 16, 1999, Secu-Systems Ltd. filed a lawsuit with the District Court in Tel-Aviv-Jaffa jointly and severally against the Company and its former subsidiary, InkSure Ltd. (“InkSure”), seeking a permanent injunction and damages arising from the printing method applied to certain products developed by InkSure. In its lawsuit, Secu-Systems asserted claims of breach of a confidentiality agreement between Secu-Systems and the Company, unjust enrichment of the Company and InkSure, breach of fiduciary duties owed to Secu-Systems by the Company and InkSure and misappropriation of trade secrets and damage to Secu-Systems’ property. On March 15, 2006, the Court denied the breach of contract claim, but upheld the claim for misappropriation of trade secrets and ordered InkSure and the Company to cease all activity involving the use of the confidential knowledge and/or confidential information of Secu-Systems. In addition, the court ordered the Company and Inksure to provide a report certified by an accountant setting forth in full the income and/or benefit received by InkSure and the Company as a result of the infringing activity through the date of the judgment, and ordered the Company and Inksure, jointly and severally, to pay to Secu-Systems compensation in the amount of NIS 100,000 ($26 as of December 31, 2011) and legal expenses as well as attorney’s fees in the amount of NIS 30,000 ($8 as of December 31, 2011) (which was paid during 2006). Secu-Systems has filed an appeal, and the Company and InkSure filed a counter-appeal, on the above ruling.

During the years thereafter several court sessions were held, judgments were made and appeals were filed by each of the parties.

On December 15, 2009, the court suggested that the parties try a mediation process in order to endeavor to come to an agreement. All the parties agreed to the suggestion.

In the course of the mediation process, during 2010, an agreement in principle was reached, according to which the mediator will be authorized to determine the sum, within the range between NIS 750,000 (approximately $196 as of December 31, 2011) and NIS 1,000,000 (approximately $262 as of December 31, 2011), which the Company shall pay to Secu-Systems. Pursuant to such agreement in principle, the amount determined by the mediator will be paid by the Company during 2011 in 10 equal, consecutive monthly installments.

Following the said agreement in principle, a binding mediation agreement was signed by the parties, and on September 1, 2010, a mediation session was held. On November 30, 2010, the mediator determined that the sum the Company will have to pay to Secu-System is NIS 893,000 (approximately $234 as of December 31, 2011). On January 30, 2012, the parties submitted to the court a request to approve the mediation agreement. The mediation agreement was approved by the court on February 5, 2012.

During 2011 the Company paid NIS 535,800 (approximately $140 as of December 31, 2011). As of December 31, 2011 there is a liability in the amount of $94 related to this litigation.

4.	On May 7, 2012, a supplier of the Company filed a lawsuit with the Magistrate Court in Tel Aviv in the amount of NIS360,199 (approximately $94 as of December 31, 2011) claiming mainly for payments of products which were supplied during 2011 and for payments for products which were purchased by the supplier but were refused to be received by the Company due to dissatisfaction of the Company in respect of the supplied products. The Company is denying the supplier’s claims and has its own claims against the supplier in respect of the quality of the products supplied by him. The Company is right now in the process of evaluating the lawsuit with its legal advisor. The balance of accounts payable with respect to the supplier as of December 31, 2011 is approximately $46, which represents the value of the supplied products during 2011. No additional provision has been recognized with respect to the supplier's claim.

d.	In a certain transactions, the Company is obligated to pay a certain percentage of the revenues to third parties.

e.	The Company is obligated, under certain contracts with one of its manufacturers, to purchase certain blanket orders from such manufacturer, subject to certain terms and conditions.